                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06052

Morgan Stanley Municipal Income Opportunities Trust III
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                        (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: March 31, 2005

Date of reporting period: September 30, 2004

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust III performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

FUND REPORT

For the six-month period ended September 30, 2004

MARKET CONDITIONS


The interest-rate environment of the six months ended September 30, 2004, was marked by two divergent periods. Yields trended upward beginning in April with the release of a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") that monetary policy would be tightening. Yields declined from mid-June through September as the market digested a summer pause in economic growth. A spike in oil prices to record highs further undermined expectations for a quick return to strong growth. Investors were comforted when the Fed indicated that intervals between future rate increases would be measured. The Fed raised short-term interest rates by 75 basis points during the period.

Overall yields on municipal bonds increased slightly during this six-month review period. Municipal bond yields reached their highest level in nearly a year before falling throughout the summer. Lower-quality municipal bonds performed strongly in this environment, as the difference in yields (known as the yield spread) between AAA- and BBB- rated bonds narrowed. As a result, sectors with heavy exposure to lower-quality debt, such as health care and industrial revenue bonds, posted higher total returns than sectors dominated by higher-rated debt. New-issue municipal volume for the first nine months of 2004 was roughly 9 percent lower than in 2003. However, last year set a record, and at the current pace, issuance in 2004 could also make it one of the largest years in recent memory.

PERFORMANCE ANALYSIS


The net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust III (OIC) moved from $9.39 to $9.40 per share for the six-month period ended September 30, 2004. Based on this change plus reinvestment of tax-free dividends totaling $0.27 per share, the Fund's total NAV return was 3.39 percent. OIC's value on the New York Stock Exchange (NYSE) decreased from $8.92 to $8.53 per share during the same period. Based on this change plus reinvestment of tax-free dividends, OIC's total market return was -1.24 percent. On September 30, 2004, OIC's NYSE share price was trading at a 9.26 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the Fund's fourth quarter, declared in September, were reduced from $0.0450 to $0.0425 per share. The dividend reflects the level of the Fund's undistributed net investment income and projected earnings level. The Fund's level of undistributed net investment income was $0.088 per share on September 30, 2004, versus $0.10 per share six months earlier.(1)

OIC is a nonleveraged closed-end fund that invests primarily in higher-yielding municipal bonds. As a result, more than 50 percent of the portfolio is invested in nonrated issues. OIC performed in line with its peer group, the Lipper Closed-End High Yield Municipal Debt Funds Index. Currently, OIC has only one holding, representing less than 1 percent of net assets, that is nonperforming.

OIC's duration,(2) a measure of interest-rate sensitivity, has been targeted to be shorter than its benchmark index, thus reducing interest-rate volatility. This positioning reduced upside performance as rates declined but helped performance when interest rates jumped in April and May. The portfolio's duration was 7.5 years. OIC's net assets of $84.7 million were diversified across 76 credits in 12 long-term sectors.

OIC's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

---------------------

(1) Income earned by certain securities may be subject to the federal alternative minimum tax (AMT).

(2) A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

There is no guarantee that any securities mentioned will continue to perform well or be held by the Fund in the future.

   TOP FIVE SECTORS
   Hospital                                            17.5%
   Recreational Facilities                             16.3
   Retirement & Life Care Facilities                   16.2
   IDR/PCR*                                            13.2
   Nursing & Health Related Facilities                 10.3

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                              7.2%
   Aa/AA                                                0.3
   A/A                                                  1.2
   Baa/BBB                                             30.8
   Ba/BB or Less                                        6.4
   NR                                                  54.1

* Industrial Development/Pollution Control Revenue

Data as of September 30, 2004. Subject to change daily. All percentages for Top Five Sectors are as a percentage of net assets and all percentages for Long-Term Credit Analysis are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102. YOU MAY OBTAIN COPIES OF A FUND'S FISCAL QUARTER FILINGS BY CONTACTING MORGAN STANLEY CLIENT RELATIONS AT (800) 869-NEWS.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of September 30, 2004


WEIGHTED AVERAGE MATURITY: 20 YEARS

1-5                                                                                4
5-10                                                                              17
10-20                                                                             21
20-30                                                                             54
30+                                                                                4

Portfolio structure is subject to change.
                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama.................     1.1%
Arizona.................     3.8
California..............     9.7
Colorado................     4.8
Connecticut.............     3.3
District of Columbia....     1.3
Florida.................     8.1
Hawaii..................     4.5
Illinois................     2.5
Indiana.................     2.7
Iowa....................     2.6%
Kansas..................     1.2
Louisiana...............     1.6
Maryland................     1.3
Massachusetts...........     3.7
Missouri................     8.4
Nevada..................     2.9
New Hampshire...........     1.1
New Jersey..............     6.6
New York................     1.2
Oklahoma................     1.2%
Pennsylvania............     4.6
South Carolina..........     2.0
Tennessee...............     2.7
Texas...................     4.0
Virginia................     9.4
Washington..............     0.3
Wyoming.................     1.8
Joint exemption*........    (1.3)
                            ----
Total...................    97.1%
                            ====

* Joint exemptions have been included in each geographic location.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of September 30, 2004


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

2004(a)                                                                           15
2005                                                                               4
2006                                                                               4
2007                                                                               2
2008                                                                               8
2009                                                                              11
2010                                                                              12
2011                                                                              10
2012                                                                              14
2013                                                                              12
2014+                                                                              8

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 6.7%

2004(a)                                                                          7.20
2005                                                                             6.80
2006                                                                             6.20
2007                                                                             5.70
2008                                                                             6.40
2009                                                                             6.00
2010                                                                             6.80
2011                                                                             7.40
2012                                                                             6.70
2013                                                                             6.70
2014+                                                                            6.00

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 7.2% on 15% of the long-term portfolio that is callable in 2004.

     Portfolio structure is subject to change.

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (96.9%)
            General Obligation (1.2%)
 $ 1,000    California, Various Purpose dtd 02/01/04...................   5.00%   02/01/33   $ 1,007,730
                                                                                             -----------
 -------
            Educational Facilities Revenue (6.8%)
   1,000    Pima County Industrial Development Authority, Arizona,
              Noah Webster Basic School Ser 2004 A.....................   6.125   12/15/34       979,680
     800    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs.....................................................   7.50    05/01/11       849,672
   1,200    San Diego County, California, The Burnham Institute COPs...   6.25    09/01/29     1,242,996
   1,000    Volusia County Educational Facilities Authority, Florida,
              Embry-Riddle Aeronautical University Ser 1996 A..........   6.125   10/15/16     1,046,500
   1,500    Upland, Indiana, Taylor University Ser 2002................   6.25    09/01/28     1,607,565
                                                                                             -----------
 -------
                                                                                               5,726,413
   5,500
                                                                                             -----------
 -------
            Hospital Revenue (17.5%)
   1,000    Colbert County - Northwest Health Care Authority, Alabama,
              Helen Keller Hospital Ser 2003...........................   5.75    06/01/27       964,470
   1,000    Arizona Health Facilities Authority, John C Lincoln Health
              Ser 2002.................................................   6.375   12/01/37     1,054,530
            Hawaii Department of Budget & Finance,
     200      Kapiolani Health Care Ser 1996...........................   6.25    07/01/21       207,640
   1,500      Wilcox Memorial Hospital Ser 1998........................   5.50    07/01/28     1,495,920
     500    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002........................................   6.125   08/01/31       517,525
   1,000    Nevada, Missouri, Nevada Regional Medical Center Ser
              2001.....................................................   6.75    10/01/31     1,025,420
   1,000    Henderson, Nevada, Catholic Health Care West Ser 1998 A....   5.125   07/01/28       962,060
   1,000    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A.....   6.00    05/01/28       909,300
   1,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994......................   7.25    07/01/27     1,046,650
   1,000    Oklahoma Development Finance Authority, Comanche County
              Hospital 2000 Ser B......................................   6.60    07/01/31     1,043,700
   1,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Luke's Hospital of Bethlehem Ser 2003....................   5.25    08/15/23     1,006,210
   1,000    South Carolina Job Economic Development Authority, Palmetto
              Health Refg & Impr Ser 2003 C............................   6.875   08/01/27     1,102,030
   1,500    Knox County Health, Educational & Housing Facility Board,
              Tennessee, Baptist Health of East Tennessee Ser 2002.....   6.50    04/15/31     1,494,495
     500    Decatur Hospital Authority, Texas, Wise Regional Health Ser
              2004 A...................................................   7.125   09/01/34       508,700
   1,500    Teton County Hospital District, Wyoming, St John's Medical
              Center Ser 2002..........................................   6.75    12/01/27     1,518,540
                                                                                             -----------
 -------
                                                                                              14,857,190
  14,700
                                                                                             -----------
 -------

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (13.2%)
 $ 1,000    Greenlee County Industrial Development Authority, Arizona,
              Phelps Dodge Corp Refg 1994..............................   5.45%   06/01/09   $ 1,002,760
   1,000    Los Angeles Regional Airports Improvement Corporation,
              California, American Airlines Inc Terminal 4 Ser 2002 C
              (AMT)....................................................   7.50    12/01/24       913,960
   1,105    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser 1991
              (AMT)+...................................................  10.125   09/01/11     1,106,403
            Hawaii Department of Budget & Finance,
     500      Hawaiian Electric Co Ser 1999 B (AMT) (Ambac)............   5.75    12/01/18       551,265
     200      Hawaiian Electric Co Ser 1996 A (AMT) (MBIA).............   6.20    05/01/26       213,034
     600    Chicago, Illinois, United Airlines Inc Refg Ser 2001 C(a)..   6.30    05/01/16       165,000
   1,000    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)...........   6.00    06/01/27       985,420
   1,235    Maryland Industrial Development Financing Authority,
              Medical Waste Associates LP 1989 Ser (AMT)...............   8.75    11/15/10     1,096,087
   1,000    New Jersey Economic Development Authority, Continental
              Airlines Inc Ser 1999 (AMT)..............................   6.625   09/15/12       886,740
   1,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized Ser 1995
              B........................................................   7.75    05/01/20     1,068,810
     755    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)....................................................   6.65    05/01/10       817,431
     575    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1988.................................................   7.50    09/01/08       562,074
     650    Brazos River Authority, Texas, TXU Electric Co Refg Ser
              1999 A (AMT).............................................   7.70    04/01/33       772,636
   1,000    Pittsylvania County Industrial Development Authority,
              Virginia, Multi-Trade LP Ser 1994 A (AMT)................   7.45    01/01/09     1,026,550
                                                                                             -----------
 -------
                                                                                              11,168,170
  11,620
                                                                                             -----------
 -------
            Mortgage Revenue - Multi-Family (4.0%)
     500    Honolulu City & County, Hawaii, Smith-Beretania FHA Insured
              Ser 2002 A...............................................   5.45    01/01/25       500,990
            Alexandria Redevelopment & Housing Authority, Virginia,
   1,760      Courthouse Commons Apts Ser 1990 A (AMT).................  10.00    01/01/21     1,623,142
   9,036      Courthouse Commons Apts Ser 1990 B (AMT).................   0.00    01/01/21       948,809
     290    Washington Housing Finance Commission, FNMA Collateralized
              Refg Ser 1990 A..........................................   7.50    07/01/23       290,542
                                                                                             -----------
 -------
                                                                                               3,363,483
  11,586
                                                                                             -----------
 -------
            Mortgage Revenue - Single Family (1.8%)
     215    Maricopa County Industrial Development Authority, Arizona,
              Ser 2000 - 1C (AMT)......................................   6.25    12/01/30       215,340
     290    Colorado Housing Finance Authority, 1998 Ser B-2 (AMT).....   7.25    10/01/31       301,739

8
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $   300    Hawaii Housing Finance & Development Corporation, Purchase
              1994 Ser B (MBIA)........................................   5.90%   07/01/27   $   306,996
     670    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1
              (AMT)....................................................   6.45    09/01/29       673,015
                                                                                             -----------
 -------
                                                                                               1,497,090
   1,475
                                                                                             -----------
 -------
            Nursing & Health Related Facilities Revenue (10.3%)
   2,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999........   6.75    04/01/34     1,724,360
   1,000    Pinellas County Health Facilities Authority, Florida, Oaks
              of Clearwater Ser 2004...................................   6.25    06/01/34     1,003,910
     970    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996................................   9.25    07/01/25     1,175,640
   1,300    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993.........   8.375   10/01/13     1,320,592
   1,690    Massachusetts Development Finance Agency, Kennedy-Donovan
              Center Inc 1990 Issue....................................   7.50    06/01/10     1,749,471
     775    New Jersey Health Care Facilities Financing Authority,
              Spectrum for Living - FHA Insured Mortgage Refg Ser B....   6.50    02/01/22       776,566
   1,000    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999......................   6.20    06/01/29     1,004,440
                                                                                             -----------
 -------
                                                                                               8,754,979
   8,735
                                                                                             -----------
 -------
            Public Facilities Revenue (1.1%)
   1,000    Kansas City Industrial Development Authority, Missouri,
 -------      Plaza Library Ser 2004...................................   5.90    03/01/24       990,030
                                                                                             -----------
            Recreational Facilities Revenue (16.3%)
   1,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A..................................   6.25    01/01/30     1,009,730
   1,300    San Diego County, California, San Diego Natural History
              Museum COPs..............................................   5.60    02/01/18     1,135,563
   3,250    Metropolitan Football Stadium District, Colorado, Sales Tax
              Ser 1999 A (MBIA)........................................   0.00    01/01/10     2,718,300
     500    Mashantucket (Western) Pequot Tribe, Connecticut, 1996 Ser
              A (b)....................................................   6.40    09/01/11       535,110
            Mohegan Tribe of Indians, Connecticut,
   1,500      Gaming Authority Ser 2001................................   6.25    01/01/31     1,588,905
     700      Gaming Authority Ser 2003................................   5.25    01/01/33       700,448
   1,000    Overland Park Development Corporation, Kansas, Convention
              Center Hotel Ser 2000 A..................................   7.375   01/01/32     1,023,170
   3,000    St Louis Industrial Development Authority, Missouri, Kiel
              Center
              Refg Ser 1992 (AMT)......................................   7.75    12/01/13     3,060,000
   1,000    Philadelphia Authority, The Franklin Institute Ser 1998....   5.20    06/15/26       992,330

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $ 1,000    Austin Convention Enterprises Inc, Texas, Convention Center
              Hotel Ser 2000 A.........................................   6.70%   01/01/32   $ 1,057,790
                                                                                             -----------
 -------
                                                                                              13,821,346
  14,250
                                                                                             -----------
 -------
            Retirement & Life Care Facilities Revenue (16.2%)
   2,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A......................................   8.00    01/01/30     2,062,680
     500    Hawaii Department of Budget & Finance, Kahala Nui, 2003 Ser
              A........................................................   8.00    11/15/33       525,040
     750    Illinois Health Facilities Authority, Villa St Benedict Ser
              2003 A-1.................................................   6.90    11/15/33       752,625
   1,425    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A...................................   5.625   07/01/15     1,400,647
   1,000    Kansas City Industrial Development Authority, Missouri,
              Bishop Spencer 2004 Ser I................................   6.25    01/01/24     1,013,470
            New Jersey Economic Development Authority,
   1,000      Cedar Crest Village Inc Ser 2001 A.......................   7.25    11/15/31     1,021,380
   1,000      Franciscan Oaks Ser 1997.................................   5.70    10/01/17       964,700
   1,000      Franciscan Oaks Ser 1997.................................   5.75    10/01/23       936,090
     750    Shelby County Health, Educational & Housing Facilities
              Board, Tennessee, Village at Germantown Ser 2003 A.......   7.25    12/01/34       771,413
   1,000    Bexar County Health Facilities Development Corporation,
              Texas, Army Retirement Residence Ser 2002................   6.30    07/01/32     1,045,270
   2,884    Chesterfield County Industrial Development Authority,
              Virginia, Brandermill Woods Ser 1998.....................   6.50    01/01/28     2,722,729
     500    Peninsula Ports Authority of Virginia, Virginia Baptist
              Homes Ser 2003 A.........................................   7.375   12/01/32       524,525
                                                                                             -----------
 -------
                                                                                              13,740,569
  13,809
                                                                                             -----------
 -------
            Tax Allocation Revenue (7.3%)
   1,000    Capistrano Unified School District, California, Community
              Facilities District #98-2 Ladera Ser 1999 Special Tax....   5.75    09/01/29     1,019,070
   1,000    San Marcos Community Facilities District No 2002-01,
              California, University Commons Ser 2004..................   5.90    09/01/28     1,019,240
            Elk Valley Public Improvement Corporation, Colorado,
     500      Ser 2001 A...............................................   7.30    09/01/22       523,335
     500      Ser 2001 A...............................................   7.35    09/01/31       523,290
   1,000    Midtown Miami Community Development District, Florida,
              Parking Garage Ser 2004 A................................   6.25    05/01/37     1,034,230
     500    Chicago, Illinois, Lake Shore East Ser 2002................   6.75    12/01/32       518,170

10
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
 $ 1,000    Des Peres, Missouri, West County Center Ser 2002...........   5.75%   04/15/20   $ 1,027,340
     500    Clark County, Nevada, Special Improvement District 142
              Mountains Edge Ser 2003..................................   6.375   08/01/23       515,545
                                                                                             -----------
 -------
                                                                                               6,180,220
   6,000
                                                                                             -----------
 -------
            Transportation Facilities Revenue (1.2%)
   1,000    Nevada Department of Business & Industry, Las Vegas
              Monorail 2nd Tier Ser 2000...............................   7.375   01/01/40     1,011,950
                                                                                             -----------
 -------
  90,675    Total Tax-Exempt Municipal Bonds (Cost $81,606,650)...........................    82,119,170
                                                                                             -----------
 -------
            Short-Term Tax-Exempt Municipal Obligation (0.2%)
     145    Indiana Health Facility Financing Authority, Clarian Health
 -------      Ser 2000 B (Demand 10/01/04) (Cost $145,000).............   1.70*   03/01/30       145,000
                                                                                             -----------

 $90,820    Total Investments (Cost $81,751,650) (c)...........................    97.1%     82,264,170
 =======
            Other Assets in Excess of Liabilities..............................     2.9       2,436,685
                                                                                  -----     -----------
            Net Assets.........................................................   100.0%    $84,700,855
                                                                                  =====     ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   *        Current coupon of variable rate demand obligation.
   +        Joint exemption in locations shown.
   (a)      Non-income producing security; issuer in bankruptcy.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes is
            $81,646,281. The aggregate gross unrealized appreciation is
            $2,918,710 and the aggregate gross unrealized depreciation is $2,300,821, resulting in net unrealized appreciation of
            $617,889.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   MBIA     Municipal Bond Investors Assurance Corporation.

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2004 (unaudited)

Assets:
Investments in securities, at value
  (cost $81,751,650).................  $82,264,170
Cash.................................       59,179
Receivable for:
    Interest.........................    1,486,521
    Investments sold.................    1,057,906
Prepaid expenses and other assets....        6,786
                                       -----------
    Total Assets.....................   84,874,562
                                       -----------
Liabilities:
Payable for:
    Investment advisory fee..........       39,273
    Administration fee...............       23,564
    Shares of beneficial interest
      repurchased....................       12,939
Accrued expenses and other
  payables...........................       97,931
                                       -----------
    Total Liabilities................      173,707
                                       -----------
    Net Assets.......................  $84,700,855
                                       ===========
Composition of Net Assets:
Paid-in-capital......................  $85,662,045
Net unrealized appreciation..........      512,520
Accumulated undistributed net
  investment income..................      796,516
Accumulated net realized loss........   (2,270,226)
                                       -----------
    Net Assets.......................  $84,700,855
                                       ===========
Net Asset Value Per Share
9,007,573 shares outstanding
(unlimited shares authorized of $.01
par value)...........................        $9.40
                                       ===========

Statement of Operations
For the six months ended September 30, 2004 (unaudited)

Net Investment Income:
Interest Income.......................  $2,785,740
                                        ----------
Expenses
Investment advisory fee...............     210,412
Administration fee....................     126,247
Professional fees.....................      25,308
Shareholder reports and notices.......      20,160
Transfer agent fees and expenses......      18,569
Registration fees.....................       8,440
Trustees' fees and expenses...........       4,172
Custodian fees........................       3,957
Other.................................       6,573
                                        ----------
    Total Expenses....................     423,838
Less: expense offset..................      (3,911)
                                        ----------
    Net Expenses......................     419,927
                                        ----------
    Net Investment Income.............   2,365,813
                                        ----------
Net Realized and Unrealized Gain
(Loss):
Net realized loss.....................    (997,536)
Net change in unrealized
  depreciation........................   1,080,794
                                        ----------
    Net Gain..........................      83,258
                                        ----------
Net Increase..........................  $2,449,071
                                        ==========

12
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                 FOR THE SIX        FOR THE YEAR
                                                                 MONTHS ENDED          ENDED
                                                              SEPTEMBER 30, 2004   MARCH 31, 2004
                                                              ------------------   --------------
                                                                 (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $ 2,365,813        $ 4,818,421
Net realized gain (loss)....................................        (997,536)           352,229
Net change in unrealized depreciation.......................       1,080,794            398,174
                                                                 -----------        -----------
    Net Increase............................................       2,449,071          5,568,824

Dividends to shareholders from net investment income........      (2,446,199)        (5,107,395)

Decrease from transactions in shares of beneficial
  interest..................................................        (850,874)        (1,479,902)
                                                                 -----------        -----------
    Net Decrease............................................        (848,002)        (1,018,473)
Net Assets:
Beginning of period.........................................      85,548,857         86,567,330
                                                                 -----------        -----------
End of Period
(Including accumulated undistributed net investment income
of $796,516 and $876,902, respectively).....................     $84,700,855        $85,548,857
                                                                 ===========        ===========

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor") the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets. Effective November 1, 2004, the administration fee was reduced to 0.08%.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2004 aggregated $9,264,732 and $9,975,998, respectively. Included in the aforementioned transactions are purchases and sales of $5,795,977, and $1,034,200, respectively, with other Morgan Stanley funds including a net realized gain of $34,200.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At September 30, 2004, the Fund had transfer agent fees and expenses payable of approximately $6,200.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended September 30, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,659. At September 30, 2004, the Fund had an accrued pension liability of $58,998 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                          PAR VALUE    EXCESS OF
                                                               SHARES     OF SHARES    PAR VALUE
                                                              ---------   ---------   -----------
Balance, March 31, 2003.....................................  9,279,573    $92,796    $87,900,811
Treasury shares purchased and retired (weighted average
  discount 6.08%)*..........................................   (169,700)    (1,697)    (1,478,205)
Reclassification due to permanent book/tax differences......         --         --           (786)
                                                              ---------    -------    -----------
Balance, March 31, 2004.....................................  9,109,873     91,099     86,421,820
Treasury shares purchased and retired (weighted average
  discount 9.91%)*..........................................   (102,300)    (1,023)      (849,851)
                                                              ---------    -------    -----------
Balance, September 30, 2004.................................  9,007,573    $90,076    $85,571,969
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

5. Dividends

On September 28, 2004, the Fund declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  -----------------  -----------------
 $0.0425    October 8, 2004   October 22, 2004
 $0.0425   November 5, 2004   November 19, 2004
 $0.0425   December 10, 2004  December 23, 2004

6. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

7. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of March 31, 2004, the Fund had a net capital loss carryforward of $1,188,743 which will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED) continued

As of March 31, 2004, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year ) and amortization of discounts on debt securities.

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE SIX                   FOR THE YEAR ENDED MARCH 31,
                                                 MONTHS ENDED      ----------------------------------------------------
                                              SEPTEMBER 30, 2004     2004       2003       2002       2001       2000
                                              ------------------   --------   --------   --------   --------   --------
                                                 (unaudited)
Selected Per Share Data:
Net asset value, beginning of period........        $ 9.39          $ 9.33     $ 9.32     $ 9.48     $ 9.34      $9.99
                                                    ------          ------     ------     ------     ------      -----
Income (loss) from investment operations:
    Net investment income*..................          0.26            0.52       0.56       0.57       0.57       0.57
    Net realized and unrealized gain
    (loss)..................................          0.01            0.09       0.01      (0.12)      0.11      (0.75)
                                                    ------          ------     ------     ------     ------      -----
Total income (loss) from investment
 operations.................................          0.27            0.61       0.57       0.45       0.68      (0.18)
                                                    ------          ------     ------     ------     ------      -----
Less dividends and distributions from:
    Net investment income...................         (0.27)          (0.56)     (0.57)     (0.57)     (0.56)     (0.54)
    Net realized gain.......................            --              --         --      (0.05)     (0.01)     (0.01)
                                                    ------          ------     ------     ------     ------      -----
Total dividends and distributions...........         (0.27)          (0.56)     (0.57)     (0.62)     (0.57)     (0.55)
                                                    ------          ------     ------     ------     ------      -----
Anti-dilutive effect of acquiring treasury
 shares*....................................          0.01            0.01       0.01       0.01       0.03       0.08
                                                    ------          ------     ------     ------     ------      -----
Net asset value, end of period..............        $ 9.40          $ 9.39     $ 9.33     $ 9.32     $ 9.48      $9.34
                                                    ======          ======     ======     ======     ======      =====
Market value, end of period.................        $ 8.53          $ 8.92     $ 8.63     $ 8.72     $ 8.85      $7.688
                                                    ======          ======     ======     ======     ======      =====
Total Return+...............................         (1.24)%(1)      10.00%      5.58%      5.56%     23.09%    (11.87)%
Ratios to Average Net Assets:
Expenses....................................          1.01 %(2)(3)    1.02%(3)    0.98%(3)    0.99%(3)    0.97%(3)    0.99%(3)
Net investment income.......................          5.62 %(2)       5.59%      5.96%      6.02%      6.05%      5.89%
Supplemental Data:
Net assets, end of period, in thousands.....       $84,701         $85,549    $86,567    $88,271    $91,424    $92,672
Portfolio turnover rate.....................            11 %(1)         12%         8%        18%        14%        20%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              19
                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Municipal Income Opportunities Trust III

Semiannual Report
September 30, 2004

[MORGAN STANLEY LOGO]

                                                     38513RPT-RA04-00760P-Y09/04

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                                                    (d) Maximum
                                                                                  (c) Total          Number (or
                                                                                  Number of          Approximate
                                                                                  Shares (or        Dollar Value)
                                                                                    Units)          of Shares (or
                                          (a) Total                              Purchased as      Units) that May
                                          Number of                            Part of Publicly        Yet Be
                                          Shares (or        (b) Average           Announced          Purchased
                                           Units)         Price Paid per           Plans or        Under the Plans
        Period                            Purchased       Share (or Unit)          Programs         or Programs
April 1, 2004 -April 30, 2004               18,800            $8.4453                N/A                 N/A

May 1, 2004 -May 31, 2004                   18,600            $8.1821                N/A                 N/A

June 1, 2004-June 30, 2004                  22,200            $8.1932                N/A                 N/A

July 1, 2004-July 31, 2004                  13,800            $8.2395                N/A                 N/A

August 1, 2004-August 31, 2004              18,800            $8.3978                N/A                 N/A

September 1, 2004-September 30, 2004        10,100            $8.6050                N/A                 N/A
                                           -------            -------                ---                 ---
Total                                      102,300            $8.3438                N/A                 N/A

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

      There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Income Opportunities Trust III

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2004